American Beacon Retirement Income and Appreciation Fund

Supplement dated September 5, 2012
to the
Statement of Additional Information dated February 29, 2012

The information below supplements the Statement of Additional Information dated February 29, 2012 and is in addition to any other supplement(s):

In the “Portfolio Managers” section for Calamos Advisors LLC, the reference to Nick P. Calamos is replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Calamos Advisors LLC
Gary D. Black*	23 ($25.2 bil)	12 ($2.1 bil)	2,695 ($5.2 bil)	3 ($1.2 bil)	N/A	N/A
*Information provided as of August 31, 2012.

In the “Portfolio Managers” section-“Compensation” sub-section for Calamos Advisors LLC, all references to Nick P. Calamos are deleted and the first paragraph is deleted and replaced with the following:

As of October 31, 2011, John P. Calamos, Sr. and John P. Calamos, Jr. receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus, on a pre-tax basis. For example, the target bonus for a Team Leader who earns $500,000 would range from $1,500,000 to $3,000,000 and the Team Leader’s maximum annual bonus opportunity would range from $2,250,000 to $4,500,000. Also, due to the ownership and executive management positions with Calamos Asset Management, Inc., additional multiple corporate objectives are utilized to determine the target bonus for John P. Calamos, Sr., and John P. Calamos, Jr. For 2011, the additional corporate objectives were distribution effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; income growth, as measured by operating margin and return on invested capital and the corporate investment portfolio; management evaluation, based upon several factors including the execution of strategic initiatives; and stockholder return relative to the industry peer group. As of August 31, 2012, Mr. Black has also entered into an employment agreement that provides for compensation in the form of an annual base salary, target bonus, and a long-term incentive (“LTI”) target bonus. His annual cash target bonus is 300% of base salary, the annual LTI target bonus is 300% of base salary, and he will receive up to 12.5% of certain incentive fee payments collected by an affiliated entity of Calamos Advisors.

In the “Portfolio Managers” section- “Ownership of Funds” sub-section for Calamos Advisors LLC, the reference to Nick P. Calamos is replaced with the following:

Name of Investment Advisor and Portfolio Manager	Retirement Income and Appreciation Fund
Calamos Advisors LLC
Gary D. Black	None

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE